EXHIBIT A
                Persons Covered by the Franklin Templeton Funds
                                 Code of Ethics

FRANKLIN GROUP OF FUNDS
Edward B. Jamieson,       President and Chief Executive Officer - Investment
                          Management
Charles B. Johnson,       President and Chief Executive Officer - Investment
                          Management
Gregory E. Johnson,       President and Chief Executive Officer - Investment
                          Management
Rupert H. Johnson, Jr.    President and Chief Executive Officer - Investment
                          Management
William J. Lippman,       President and Chief Executive Officer - Investment
                          Management
Christopher Molumphy,     President and Chief Executive Officer - Investment
                          Management
Jimmy D. Gambill,         Senior Vice President and Chief Executive Officer -
                          Finance and Administration
Diomedes Loo-Tam          Treasurer & Chief Financial Officer


FRANKLIN MUTUAL SERIES FUNDS
David Winters             Chairman of the Board, President,
                          Chief Executive Officer-Investment Management
Jimmy D. Gambill          Senior Vice President and Chief Executive Officer-
                          Finance and Administration
Diomedes Loo-Tam          Treasurer & Chief Financial Officer


TEMPLETON GROUP OF FUNDS
Jeffrey A. Everett        President and Chief Executive Officer - Investment
                          Management
Martin L. Flanagan        President and Chief Executive Officer - Investment
                          Management
Mark Mobius               President and Chief Executive Officer - Investment
                          Management
Christopher J. Molumphy   President and Chief Executive Officer - Investment
                          Management
Gary P. Motyl             President and Chief Executive Officer - Investment
                          Management
Donald F. Reed            President and Chief Executive Officer - Investment
                          Management
Jimmy D. Gambill,         Senior Vice President and Chief Executive Officer -
                          Finance and Administration
Diomedes Loo-Tam          Treasurer & Chief Financial Officer


                                    EXHIBIT B
                               ACKNOWLEDGMENT FORM

                    FRANKLIN TEMPLETON FUNDS CODE OF ETHICS
             FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS.


INSTRUCTIONS:
1. Complete all sections of this form. 2. Print the completed form, sign, and date.
3. Submit completed form to FT's General Counsel within 10 days of becoming a Covered Officer and by January 30th of each subsequent year.

INTER-OFFICE MAIL:   Murray Simpson, General Counsel, Legal SM-920/2
TELEPHONE:           (650) 312-7331 Fax:  (650) 312-2221
E-MAIL:         Simpson, Murray (internal address);
                mlsimpson@frk.com (external address)

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COVERED OFFICER'S
NAME:
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TITLE:
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DEPARTMENT:
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LOCATION:
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CERTIFICATION FOR
YEAR ENDING:
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TO:   FT GENERAL COUNSEL, LEGAL DEPARTMENT
I hereby acknowledge receipt of a copy of Franklin Templeton Fund's code of ethics for Principal Executive Officers and Senior Financial Officers (the "Code") that I have read and understand. I will comply fully with all provisions of the Code to the extent they apply to me during the period of my employment. I further understand and acknowledge that any violation of the Code may subject me to disciplinary action, including termination of employment



           Signature                           Date signed


PLEASE RETURN TO:    STEPHANIE HARWOOD, SUPERVISOR, PRECLEARANCE
                LEGAL COMPLIANCE DEPARTMENT, 920/2ND FLOOR
                650-525-8016 (PHONE)  650-312-5646  (FAX)